UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2019

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Blonder Tongue Laboratories, Inc. (the “Company”) and Edward R. Grauch (the “Executive”) have entered into a Deferred Compensation Agreement dated as of December 29, 2019 (the “Agreement”). Pursuant to the Agreement, the Executive, who currently serves as the Company’s President and Chief Executive Officer, has agreed to suspend the payment of 25% of his cash compensation for the 2020 calendar year in exchange for the Company accruing, on each date that his cash compensation would otherwise be payable, a number of shares of the Company’s common stock equal to the cash compensation otherwise payable on such date divided by the fair market value of the common stock on such date. During 2021, on the first business day following the close of each calendar quarter, the Company will distribute to the Executive (or his personal representative, in the event of the Executive’s death) that number of shares of common stock accrued pursuant to the Agreement during the corresponding quarter of 2020. In the event of a change of control of the Company, all further suspensions of the Executive’s cash compensation will cease and the Executive will be paid in cash the fair market value (determined as of the date of such change of control) of the shares of common stock accrued pursuant to the Agreement. All distributions under the Agreement will be subject to withholdings and deductions under applicable tax laws.

A copy of the Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Deferred Compensation Agreement dated as of December 29, 2019 between Blonder Tongue Laboratories, Inc. and Edward R. Grauch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: January 6, 2020

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